Supplement to the

Fidelity® SAI Total Bond Fund

October 30, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate a lower flat rate management fee.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.28%A

Distribution and/or Service (12b-1) fees	None

Other expenses	0.01%

Total annual operating expenses	0.29%

A Adjusted to reflect current fees.

1 year	$ 30

3 years	$ 93

5 years	$ 163

10 years	$ 368

STB-SUSTK-0324-101 1.9910132.101	March 1, 2024